Exhibit 10.27
AMENDMENT NO. 3 TO
STOCK PURCHASE AGREEMENT
AND
ESCROW AGREEMENT
     This Amendment No. 3 (the “Amendment”) to (i) the Stock Purchase Agreement, dated as of September 25, 2009 (as amended to date, the “Purchase Agreement”), by and among Anthera Pharmaceuticals, Inc., a Delaware corporation (the “Company”) and the investors listed on Exhibit A thereto (the “Investors”), and (ii) the Escrow Agreement, dated as of September 25, 2009 (as amended to date, the “Escrow Agreement”), by and among the Company, the Investors and Fremont Bank (the “Escrow Agent”), each as amended by that certain Amendment No. 1 to Stock Purchase Agreement and Escrow Agreement dated as of November 3, 2009 and that certain Amendment No. 2 to Stock Purchase Agreement and Escrow Agreement dated as of December 11, 2009, is made as of February 24, 2010 by and among the Company, the Investors and the Escrow Agent. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.
RECITALS
     WHEREAS, the Company, the Investors and, in the case of the Escrow Agreement, the Escrow Agent desire to amend the Purchase Agreement and the Escrow Agreement to extend the termination date applicable under the Purchase Agreement, to extend the Escrow Return Date (as defined in the Escrow Agreement), and to make certain other changes;
     WHEREAS, Section 7.9 of the Purchase Agreement provides that the Purchase Agreement may be amended with the written consent of the Company and the Investors; and
     WHEREAS, Section 2.1 of the Escrow Agreement provides that the Escrow Agreement may be amended with the written consent of the Company, the Investors and the Escrow Agent.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, the parties hereto agree as follows:
AGREEMENT
     1. Section 7.2 of the Purchase Agreement is hereby amended and restated in its entirety as follows:
     “7.2 Termination. This Agreement may be terminated at any time prior to the Closing by the mutual written consent of the Company and the Investors; provided, however, that if the closing of the IPO does not occur prior to March 31, 2010, this Agreement shall terminate automatically and be of no further force and effect.”

     2. Section 1.3 of the Escrow Agreement is hereby amended and restated in its entirety as follows:
     “1.3 Return of Escrowed Funds. In the event that the Escrowed Funds have not been released pursuant to Section 1.2(a) or 1.2(b) above on or prior to March 31, 2010 (“Escrow Return Date”), then, at the request of any Purchaser in writing, the Escrow Agent shall return such Purchaser’s Subscription Amount from the Escrowed Funds to such requesting Purchaser. The Escrow Return Date for each Purchaser may be extended by mutual written consent of such Purchaser and the Company.”
     3. The definition of “IPO” in each of the Purchase Agreement and the Escrow Agreement is hereby amended and restated in its entirety to mean “a firmly underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Company in which the aggregate net proceeds to the Company (after underwriting discounts, commissions and fees) are at least $20,000,000.”
     4. This Amendment shall be governed by and construed under the laws of the State of California in all respects as such laws are applied to agreements among California residents entered into and performed entirely within California, without giving effect to conflict of law principles thereof.
     5. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
     6. Except as specifically amended hereby, each of the Purchase Agreement and the Escrow Agreement shall remain in full force and effect.
(Signature Pages Follow)

2

     IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 3 as of the date first written above.

COMPANY:

ANTHERA PHARMACEUTICALS, INC.

By:	/s/ Paul F. Truex
Paul F. Truex
President and Chief Executive Officer
SIGNATURE PAGE TO ANTHERA PHARMACEUTICALS, INC.
AMENDMENT NO. 3 TO STOCK PURCHASE AGREEMENT AND ESCROW AGREEMENT

     IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 3 as of the date first written above.

INVESTORS:

VANTAGEPOINT VENTURE PARTNERS IV (Q), L.P.
VANTAGEPOINT VENTURE PARTNERS IV, L.P.
VANTAGEPOINT VENTURE PARTNERS IV PRINCIPALS FUND, L.P.

By: VantagePoint Venture Associates IV, L.L.C., its General Partner

By:	/s/ Alan E. Salzman

Name:	Alan E. Salzman
Title:	Managing Member
SIGNATURE PAGE TO ANTHERA PHARMACEUTICALS, INC.
AMENDMENT NO. 3 TO STOCK PURCHASE AGREEMENT AND ESCROW AGREEMENT

     IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 3 as of the date first written above.

INVESTORS:

SOFINNOVA VENTURE PARTNERS VI, L.P.,

as nominee for
SOFINNOVA VENTURE PARTNERS VI, L.P.
SOFINNOVA VENTURE PARTNERS VI GMBH CO. K.G.
SOFINNOVA VENTURE AFFILIATES VI, L.P.

By: Sofinnova Management VI, LLC
its General Partner

By:	/s/ James Healy
Name:	James Healy
Title:	Managing Member
SIGNATURE PAGE TO ANTHERA PHARMACEUTICALS, INC.
AMENDMENT NO. 3 TO STOCK PURCHASE AGREEMENT AND ESCROW AGREEMENT

     IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 3 as of the date first written above.

INVESTORS:

A. M. PAPPAS LIFE SCIENCE VENTURES III, L.P.

By:	AMP&A Management III, LLC

By:	/s/ Ford S. Worthy
Name:	Ford S. Worthy
Title:	Partner & CFO

PV III CEO FUND, L.P.

By:	AMP&A Management III, LLC

By:	/s/ Ford S. Worthy
Name:	Ford S. Worthy
Title:	Partner & CFO

SIGNATURE PAGE TO ANTHERA PHARMACEUTICALS, INC.
AMENDMENT NO. 3 TO STOCK PURCHASE AGREEMENT AND ESCROW AGREEMENT

     IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 3 as of the date first written above.

INVESTORS:

CAXTON ADVANTAGE LIFE SCIENCES FUND, L.P.

By: Caxton Advantage Venture Partners, L.P.,
Its General Partner

By: Advantage Life Science Partners, LLC,
its Managing Partner

By:	/s/ A. Rachel Leheny
Name:	A. Rachel Leheny
Title:	Member
SIGNATURE PAGE TO ANTHERA PHARMACEUTICALS, INC.
AMENDMENT NO. 3 TO STOCK PURCHASE AGREEMENT AND ESCROW AGREEMENT

     IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 3 as of the date first written above.

INVESTORS:

HBM BIOCAPITAL

HBM BioCapital (EUR) L.P.
By: HBM BioCapital Ltd.
Its: General Partner

/s/ John Arnold
By: John Arnold
Its: Chairman & Managing Director

HBM BioCapital (USD) L.P.
By: HBM BioCapital Ltd.
Its: General Partner

/s/ John Arnold
By: John Arnold
Its: Chairman & Managing Director
SIGNATURE PAGE TO ANTHERA PHARMACEUTICALS, INC.
AMENDMENT NO. 3 TO STOCK PURCHASE AGREEMENT AND ESCROW AGREEMENT

     IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 3 as of the date first written above.

INVESTORS:

SHIONOGI & CO., LTD.

By:	/s/ Sachio Tokaji

Name:	Sachio Tokaji

Tile:	Director of the Board, Senior Executive Officer

SIGNATURE PAGE TO ANTHERA PHARMACEUTICALS, INC.
AMENDMENT NO. 3 TO STOCK PURCHASE AGREEMENT AND ESCROW AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 3 as of the date first written above.

ESCROW AGENT:

FREMONT BANK

By:	/s/ Andrew Mastorakis
Andrew Mastorakis
President
SIGNATURE PAGE TO ANTHERA PHARMACEUTICALS, INC.
AMENDMENT NO. 3 TO STOCK PURCHASE AGREEMENT AND ESCROW AGREEMENT